UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 25, 2011

Date of Report (Date of earliest event reported)

New Frontier Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-23697	84-1084061
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

6000 Spine Road, Suite 100, Boulder, Colorado 80301

(Address of principal executive offices)

(303) 444-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

On August 25, 2011, the Registrant held its 2011 annual meeting of shareholders, at which the following matters were voted upon and approved by the Registrant’s shareholders:  (1) the election of six members to the Board of Directors, and (2) the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2012.

The following is a summary of the voting results for each matter presented to the shareholders:

1.               Election of Directors:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Weiner	7,812,689	339,394	7,158,561
Melissa Hubbard	7,832,295	319,788	7,158,561
Alan Isaacman	3,548,770	4,603,313	7,158,561
David Nicholas	7,834,114	317,969	7,158,561
Hiram J. Woo	7,833,281	318,802	7,158,561
Walter Timoshenko	7,284,768	867,315	7,158,561

2.               Ratification of the selection of Grant Thornton LLP:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,978,583	174,048	158,013	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2011	NEW FRONTIER MEDIA, INC.

	By:	/s/ Michael Weiner
	Name:	Michael Weiner
	Title:	Chief Executive Officer